UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Item 1. Report to Stockholders.

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSRS for the period ended March 31, 2016, originally filed with the Securities and Exchange Commission on June 08, 2016 (Accession Number 0001398344-16-014097) to amend Item 1.

The purpose of this amendment is to revise a sentence in the Registrant’s Letter to Shareholders contained in its Semi-Annual Report to Shareholders. Other than the aforementioned revision, this Form N-CSRS/A does not reflect events occurring after the filing of the original Form N-CSRS, or modify or update the disclosures therein in any way.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GRIPMAN

INVESTMENT ADVISORS, LLC

VALUE, STABILITY, GROWTH

Gripman Absolute Value Balanced Fund
(Ticker Symbol: GAVBX)

SEMI-ANNUAL REPORT
March 31, 2016

Gripman Absolute Value Balanced Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Schedule of Investments	3
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Supplemental Information	21
Expense Examples	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Gripman Absolute Value Balanced Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.gripmanfunds.com

Dear Fellow Shareholders,

We are pleased to announce a solid quarter of investment performance for the Gripman Absolute Value Balanced Fund (GAVBX). It is rewarding to know that the adaptive strategy that was learned during my long career at J.P. Morgan is working for our clients in this new fund.

Late last year (11/30/2015), Gripman Investment Advisors introduced our new fund, the Gripman Absolute Value Balanced Fund (GAVBX). We suggested that investors should allocate money to our fund as we would:

1)	Know Thy Risk – Daily one-month standard deviation* during the middle of Q1 2016 was 6.5 or lower (S&P 500 @23 or Barclay’s 10-20yr Treasury Index @ 8.6)
2)	Honor Thy Cash Flows – GAVBX fund Equity attribution total return was 6.92% for Q1 2016 because we built a stock portfolio of good companies with strong liquidity and solid cash flows
3)
Thou Shalt Not Speculate – GAVBX fund Bond attribution total return was 1.05% or only 8bp shy of our 1-7year Bond index year to date through Feb 16, 2016; even though the portfolio was about 30% underweight AAA securities and was 12% overweight BBB and BB rated bonds

Even with all of the volatility we’ve experienced this past quarter, the Gripman Absolute Value Balanced Fund (GAVBX) was up 3.9% year-to-date through 3/31/2016. During the Q1’16 period, we’ve outperformed 97% of funds in the Morningstar Conservative Allocation strategy group (890 peers as of April 11, 2016). Just as important is that we were a relative safe haven in a rather stormy period for investment assets.

*	Represents how spread out returns were over a period of time with a lower number indicating lower deviation or volatility

We feel that markets will continue to be plagued by periods of volatility and low yields. After the financial crisis the use of central bank actions have left investors understandably anxious. At Gripman Investment Advisors, we recognize our client’s aspiration for growth tempered with a desire for peace and security. We believe that our balanced investment fund is the best option available to get solid returns while adequately managing risks.

LETTER TO SHAREHOLDERS | April 2016

The Gripman Absolute Value Balanced Fund (GAVBX) has chosen a custom benchmark that attempts to reduce the amount of speculative risk that would result from being tied to benchmarks that have too much exposure to price sensitive securities. Our benchmark also focuses on keeping volatility low in a wide variety of potential market scenarios. By buying fair to cheap securities from quality companies in our benchmark indices with good fundamental qualities and by striving to take advantage of market inefficiencies, we believe that we have the ability to drive alpha in the portfolio above and beyond what we can earn from the custom benchmark. The Gripman Absolute Value Balanced Fund (GAVBX) is managed in a manner to actively seek long-term growth while simultaneously partnering to achieve stability and effective risk management.

Performance on a name basis in the equity side of the portfolio was driven by six names which achieved total returns greater than 20% during this period. Of this group, Wynn Resorts (2.38% Avg % Wgt), Hess Corp (1.71% Avg % Wgt) and IBM (1.63% Avg % Wgt) provided the highest returns. We only had two names with negative total returns greater than 20% during this period, which were Schweitzer-Mauduit (2.10% Avg % Wgt) & Citigroup (2.13% Avg % Wgt). We still like the cash flows and prospects of both of these companies and continue to hold them in the equity portion of the portfolio.

Performance in the bond side of the portfolio was driven by the yields falling throughout the quarter (7yr UST rate moved from 2.09 to 1.53), which caused higher bond prices overall. We also positioned the bond portfolio going into the quarter in a way that kept the majority of risky credit positions with a very short duration and thus the portfolio performed fine during widening spreads early in the quarter. In the latter part of the quarter these riskier bonds returned about 5% on average overall which drove most of the outperformance. For the most part the portfolio is still set up the same way and we feel it can generate good performance as we capture spread carry and roll down the curve throughout the rest of the year.

At Gripman, we are committed to providing our clients with investment strategies that focus on value, stability and growth. These strategies can be particularly useful during these volatile and uncertain times. We want to be the firm you turn to that will be focused on providing a great performing and easy to monitor strategy for your investment assets.

Kind Regards,

Tim Bond

The views in this letter were as of 3/31/16 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

LETTER TO SHAREHOLDERS | April 2016

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS – 68.2%
	ASSET-BACKED SECURITIES – 7.6%
$15,000	AEP Texas Central Transition Funding II LLC Series 2006-A, Class A5, 5.306%, 7/1/2021	$16,755
15,000	AmeriCredit Automobile Receivables Trust Series 2013-3, Class D, 3.000%, 7/8/2019[1]	15,235
15,000	Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7, 5.750%, 7/15/2020[1]	15,973
	Chase Issuance Trust
12,000	Series 2013-A8, Class A8, 1.010%, 10/15/2018[1]	12,010
11,000	Series 2012-A4, Class A4, 1.580%, 8/16/2021[1]	11,060
15,000	Discover Card Execution Note Trust Series 2007-A1, Class A1, 5.650%, 3/16/2020[1]	15,966
15,000	Ford Credit Auto Lease Trust 2014-B Series 2014-B, Class A4, 1.100%, 11/15/2017[1]	15,000
6,551	Nissan Auto Receivables Owner Trust Series 2014-A, Class A3, 0.720%, 8/15/2018[1]	6,543
10,985	Toyota Auto Receivables Owner Trust Series 2014-A, Class A3, 0.670%, 12/15/2017[1]	10,971
15,000	World Omni Automobile Lease Securitization Trust Series 2015-A, Class A3, 1.540%, 10/15/2018[1]	15,042

	TOTAL ASSET-BACKED SECURITIES (Cost $133,762)	134,555

	COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
12,661	Freddie Mac REMICS 5.250%, 6/15/2021[1]	13,600

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,270)	13,600

	CORPORATE BONDS – 30.9%
	COMMUNICATIONS – 2.9%
10,000	CenturyLink, Inc. 6.150%, 9/15/2019	10,425
10,000	GTE Corp. 8.750%, 11/1/2021	12,838
11,000	Verizon New Jersey, Inc. 8.000%, 6/1/2022	13,756
15,000	Vodafone Group PLC 1.250%, 9/26/2017[2]	14,972
		51,991
	CONSUMER STAPLES – 0.7%
10,000	Anheuser-Busch InBev Worldwide, Inc. 7.750%, 1/15/2019	11,659

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	CORPORATE BONDS (Continued)
	ENERGY – 4.9%
$10,000	ConocoPhillips 5.750%, 2/1/2019	$10,856
5,000	Continental Resources, Inc. 7.375%, 10/1/2020[1]	4,725
5,000	DCP Midstream Operating LP 2.500%, 12/1/2017[1]	4,770
15,000	Diamond Offshore Drilling, Inc. 5.875%, 5/1/2019	14,182
15,000	Exxon Mobil Corp. 2.397%, 3/6/2022[1]	15,206
10,000	Kinder Morgan, Inc. 7.250%, 6/1/2018	10,694
	ONEOK Partners LP
4,000	6.150%, 10/1/2016	4,106
10,000	3.375%, 10/1/2022[1]	8,987
14,000	Transocean, Inc. 5.800%, 12/15/2016[2]	14,011
		87,537
	FINANCIALS – 9.5%
12,000	Ares Capital Corp. 4.750%, 1/15/2018[3]	12,195
13,000	CME Group, Inc. 3.000%, 9/15/2022	13,493
10,000	Credit Suisse A.G. 6.000%, 2/15/2018[2]	10,664
10,000	Deutsche Bank A.G. 6.000%, 9/1/2017[2]	10,528
10,000	Goldman Sachs Group, Inc. 3.625%, 1/22/2023	10,330
15,000	HSBC Holdings PLC 4.000%, 3/30/2022[2]	15,777
15,000	International Lease Finance Corp. 8.750%, 3/15/2017	15,839
15,000	Invesco Finance PLC 3.125%, 11/30/2022[2]	15,317
15,000	JPMorgan Chase & Co. 4.500%, 1/24/2022	16,566
10,000	Kemper Corp. 6.000%, 5/15/2017	10,354
10,000	Royal Bank of Canada 2.350%, 10/30/2020[2]	10,132

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$15,000	Toronto-Dominion Bank 2.250%, 11/5/2019[2]	$15,210
10,000	Wilmington Trust Corp. 8.500%, 4/2/2018	11,243
		167,648
	GOVERNMENTS – 0.1%
2,000	Mexico Government International Bond 3.625%, 3/15/2022[2]	2,070

	HEALTH CARE – 2.3%
10,000	Amgen, Inc. 3.875%, 11/15/2021[1]	10,852
14,000	Baxter International, Inc. 4.250%, 3/15/2020	14,951
15,000	Catholic Health Initiatives 1.600%, 11/1/2017	15,024
		40,827
	INDUSTRIALS – 0.8%
4,000	CNH Industrial Capital LLC 6.250%, 11/1/2016	4,100
10,000	Fluor Corp. 3.375%, 9/15/2021	10,570
		14,670
	MATERIALS – 3.2%
10,000	CRH America, Inc. 8.125%, 7/15/2018	11,266
25,000	Kinross Gold Corp. 3.625%, 9/1/2016[2]	25,125
10,000	Rio Tinto Finance USA PLC 3.500%, 3/22/2022[1,2]	10,059
10,000	Vale Overseas Ltd. 6.250%, 1/23/2017[2]	10,222
		56,672
	TECHNOLOGY – 0.6%
10,000	HP, Inc. 4.300%, 6/1/2021	10,420

	UTILITIES – 5.9%
10,000	AES Corp. 8.000%, 10/15/2017	10,775
12,000	DPL, Inc. 6.750%, 10/1/2019[1]	12,240

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$15,000	DTE Electric Co. 2.650%, 6/15/2022[1]	$15,275
10,000	Duke Energy Carolinas LLC 7.000%, 11/15/2018	11,426
10,000	Entergy Corp. 4.700%, 1/15/2017[1]	10,184
10,000	Oncor Electric Delivery Co. LLC 7.000%, 9/1/2022	12,396
15,000	Public Service Co. of Oklahoma 5.150%, 12/1/2019	16,412
20,000	TransAlta Corp. 4.500%, 11/15/2022[1,2]	14,928
		103,636
	TOTAL CORPORATE BONDS (Cost $539,550)	547,130

	GOVERNMENT AGENCIES DEBT – 7.7%
	Fannie Mae Pool
932	5.500%, 7/1/2016	933
12,548	6.000%, 11/1/2017	12,843
5,680	5.000%, 2/1/2018	5,869
13,106	5.500%, 1/1/2019	13,550
10,713	4.000%, 11/1/2019	11,167
13,414	3.000%, 5/1/2022	14,034
15,015	6.500%, 9/1/2022	16,693
5,000	Federal Home Loan Mortgage Corp. 1.200%, 10/29/2018[1]	5,000
36,608	Freddie Mac Gold Pool 4.500%, 5/1/2019	37,857
17,430	Ginnie Mae I Pool 5.000%, 8/15/2019	18,467

	TOTAL GOVERNMENT AGENCIES DEBT (Cost $135,626)	136,413

	MUNICIPAL BONDS – 6.8%
10,000	Bethlehem Area School District 3.118%, 8/1/2022	10,383
10,000	City of Anacortes WA 4.429%, 12/1/2019	10,964
15,000	City of Toledo OH 5.230%, 12/1/2020	16,601
15,000	Colorado Housing & Finance Authority 2.543%, 11/1/2020	15,514

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	MUNICIPAL BONDS (Continued)
$10,000	County of Sacramento CA 7.680%, 8/15/2021	$12,030
35,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority 6.100%, 7/1/2034[1]	19,425
10,000	Sacramento Redevelopment Agency Successor Agency 3.000%, 12/1/2020	10,414
10,000	State of Connecticut 2.500%, 8/1/2020	10,262
15,000	State of Illinois 4.350%, 6/1/2018	15,531

	TOTAL MUNICIPAL BONDS (Cost $120,783)	121,124

	U.S. GOVERNMENTS – 14.4%
	United States Treasury Note
92,000	1.875%, 9/30/2017	93,607
40,000	1.125%, 1/15/2019	40,314
40,000	1.000%, 8/31/2019	40,064
80,000	1.875%, 10/31/2022	81,848

	TOTAL U.S. GOVERMENTS (Cost $253,498)	255,833

	TOTAL BONDS (Cost $1,196,489)	1,208,655

Number of Shares

	COMMON STOCKS – 31.6%
	COMMUNICATIONS – 2.2%
329	AT&T, Inc.	12,887
215	Comcast Corp. - Class A	13,132
199	Scripps Networks Interactive, Inc. - Class A	13,035
		39,054
	CONSUMER DISCRETIONARY – 5.2%
145	Cintas Corp.	13,022
132	Genuine Parts Co.	13,116
1,073	La Quinta Holdings, Inc.[4]	13,412
271	Leggett & Platt, Inc.	13,116
227	Nordstrom, Inc.	12,987
502	Volkswagen A.G. - ADR[2]	12,756
139	Wynn Resorts Ltd.	12,987
		91,396
	CONSUMER STAPLES – 5.9%
241	Cal-Maine Foods, Inc.	12,510
281	Coca-Cola Co.	13,035

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER STAPLES (Continued)
184	Colgate-Palmolive Co.	$13,000
126	CVS Health Corp.	13,070
127	PepsiCo, Inc.	13,015
477	Sprouts Farmers Market, Inc.[4]	13,852
155	Target Corp.	12,753
189	Wal-Mart Stores, Inc.	12,945
		104,180
	ENERGY – 1.5%
253	Hess Corp.	13,321
845	Statoil A.S.A. - ADR[2]	13,148
		26,469
	FINANCIALS – 5.8%
498	AmTrust Financial Services, Inc.	12,888
945	Bank of America Corp.	12,776
197	Cincinnati Financial Corp.	12,876
307	Citigroup, Inc.	12,817
336	Franklin Resources, Inc.	13,121
454	Synchrony Financial[4]	13,012
177	T. Rowe Price Group, Inc.	13,002
258	Wells Fargo & Co.	12,477
		102,969
	HEALTH CARE – 2.9%
65	C.R. Bard, Inc.	13,174
159	Cardinal Health, Inc.	13,030
119	Johnson & Johnson	12,876
203	Molina Healthcare, Inc.[4]	13,091
		52,171
	INDUSTRIALS – 1.5%
200	Dover Corp.	12,866
472	Keysight Technologies, Inc.[4]	13,093
		25,959
	MATERIALS – 3.0%
81	3M Co.	13,497
275	Nucor Corp.	13,007
419	Schweitzer-Mauduit International, Inc.	13,190
121	Terra Nitrogen Co. LP	13,465
		53,159
	TECHNOLOGY – 2.1%
155	Check Point Software Technologies Ltd.[2,4]	13,558
75	International Business Machines Corp.	11,359

Gripman Absolute Value Balanced Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
425	Tessera Technologies, Inc.	$13,175
		38,092
	UTILITIES – 1.5%
170	Consolidated Edison, Inc.	13,026
511	Korea Electric Power Corp. - ADR[2,4]	13,158
		26,184
	TOTAL COMMON STOCKS (Cost $526,426)	559,633

Principal Amount

	SHORT-TERM INVESTMENTS – 21.7%
$383,970	UMB Money Market Fiduciary, 0.01%[5]	383,970

	TOTAL SHORT-TERM INVESTMENTS (Cost $383,970)	383,970

	TOTAL INVESTMENTS – 121.5% (Cost $2,106,885)	2,152,258
	Liabilities in Excess of Other Assets – (21.5)%	(381,052)

	TOTAL NET ASSETS –100.0%	$1,771,206

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Convertible security.
[4]	Non-income producing security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
SUMMARY OF INVESTMENTS
As of March 31, 2016 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Bonds
Corporate Bonds	30.9%
U.S. Governments	14.4%
Government Agencies Debt	7.7%
Asset-Backed Securities	7.6%
Municipal Bonds	6.8%
Collateralized Mortgage Obligations	0.8%
Total Bonds	68.2%
Common Stocks
Consumer Staples	5.9%
Financials	5.8%
Consumer Discretionary	5.2%
Materials	3.0%
Health Care	2.9%
Communications	2.2%
Technology	2.1%
Energy	1.5%
Utilities	1.5%
Industrials	1.5%
Total Common Stocks	31.6%
Total Short-Term Investments	21.7%
Total Investments	121.5%
Liabilities in Excess of Other Assets	(21.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2016 (Unaudited)

Assets:
Investments, at value (cost $2,106,885)	$2,152,258
Receivables:
Investment securities sold	70,019
Dividends and interest	9,861
Prepaid expenses	19,887
Prepaid offering costs	22,967
Total assets	2,274,992

Liabilities:
Investment securities purchased	438,189
Shareholder servicing fee (Note 7)	243
Distribution plan (Note 8)	282
Offering costs - Advisor	36,310
Fund accounting fees	6,609
Auditing fees	6,000
Fund administration fees	3,870
Chief Compliance Officer fees	3,179
Transfer agent fees and expenses	2,551
Legal fees	2,525
Custody fees	1,938
Trustees' fees and expenses	293
Accrued other expenses	1,797
Total liabilities	503,786

Net Assets	$1,771,206

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,721,055
Accumulated net investment loss	(117)
Accumulated net realized gain on investments	4,895
Net unrealized appreciation on investments	45,373
Net Assets	$1,771,206

Shares of beneficial interest issued and outstanding	174,411
Offering and redemption price per share	$10.16

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
STATEMENT OF OPERATIONS
For the Period November 30, 2015* through March 31, 2016 (Unaudited)

Investment Income:
Dividends	$2,266
Interest	5,851
Total investment income	8,117

Expenses:
Fund accounting fees	15,223
Fund administration fees	13,005
Transfer agent fees and expenses	11,978
Offering costs	11,594
Registration fees	7,865
Auditing fees	6,000
Custody fees	5,533
Chief Compliance Officer fees	4,178
Legal fees	4,011
Trustees' fees and expenses	3,617
Advisory fees	2,294
Miscellaneous	2,170
Shareholder reporting fees	1,784
Distribution fees (Note 8)	769
Insurance fees	669
Shareholder servicing fees (Note 7)	243
Total expenses	90,933
Advisory fees waived	(2,294)
Other expenses absorbed	(84,776)
Net expenses	3,863
Net investment income	4,254

Realized and Unrealized Gain on Investments:
Net realized gain on investments	4,895
Net change in unrealized appreciation/depreciation on investments	45,373
Net realized and unrealized gain on investments	50,268

Net Increase in Net Assets from Operations	$54,522

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period November 30, 2015* through March 31, 2016 (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,254
Net realized gain on investments	4,895
Net change in unrealized appreciation/depreciation on investments	45,373
Net increase in net assets resulting from operations	54,522

Distributions to shareholders:
From net investment income	(4,371)
Total distributions to shareholders	(4,371)

Capital Transactions:
Net proceeds from shares sold	1,815,000
Reinvestment of distributions	4,257
Cost of shares redeemed[1]	(98,202)
Net increase in net assets from capital transacations	1,721,055

Total increase in net assets	1,771,206

Net Assets:
Beginning of period	-
End of period	$1,771,206

Accumulated net investment loss	$(117)

Capital Share Transactions:
Shares sold	184,048
Shares reinvested	431
Shares redeemed	(10,068)
Net increase in capital share transactions	174,411

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $1,000.

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 30, 2015* through March 31, 2016 (Unaudited)

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized gain on investments	0.13
Total from investment operations	0.18

Less Distributions:
From net investment income	(0.03)
Total distributions	(0.03)

Redemption fee proceeds[1]	0.01

Net asset value, end of period	$10.16

Total return[2]	1.92%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,771

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	29.41%	[4]
After fees waived and expenses absorbed	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(26.79)%	[4]
After fees waived and expenses absorbed	1.37%	[4]

Portfolio turnover rate	38%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

Note 1 – Organization
Gripman Absolute Value Balanced Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 30, 2015, and its primary investment objectives are regular income, conservation of principal, and long-term growth of principal and income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality, and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

The Fund incurred offering costs of approximately $34,561, which are being amortized over a one-year period from November 30, 2015 (commencement of operations).

(c) Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 30, 2015 (commencement of operations) through March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

(e) Distributions to Shareholders
The Fund will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Gripman Investment Advisors, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.74% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect until November 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period November 30, 2015 (commencement of operations) through March 31, 2016, the Advisor waived its fees and absorbed other expenses totaling $87,070. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At March 31, 2016, the amount of these potentially recoverable expenses was $87,070. The Advisor may recapture all or a portion of this amount no later than September 30, 2019.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrator. For the period November 30, 2015 (commencement of operations) through March 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrator are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period November 30, 2015 (commencement of operations) through March 31, 2016, are reported on the Statement of Operations.

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

Note 4 – Federal Income Taxes
At March 31, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$2,106,885

Gross unrealized appreciation	$54,789
Gross unrealized depreciation	(9,416)
Net unrealized appreciation on investments	$45,373

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period November 30, 2015 (commencement of operations) through March 31, 2016, the Fund received $1,000 in redemption fees.

Note 6 – Investment Transactions
For the period November 30, 2015 (commencement of operations) through March 31, 2016, purchases and sales of investments, excluding short-term investments, were $2,020,998 and $354,223, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period November 30, 2015 (commencement of operations) through March 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets of the Fund, payable to IMST Distributors, LLC.

For the period November 30, 2015 (commencement of operations) through March 31, 2016, distribution fees incurred with respect to the Fund are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Bonds**	$-	$1,208,655	$-	$1,208,655
Common Stocks**	559,633	-	-	559,633
Short-Term Investments	383,970	-	-	383,970
Total Investments	$943,603	$1,208,655	$-	$2,152,258

*	The Fund did not hold any Level 3 securities at period end.
**	All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 –Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Gripman Absolute Value Balanced Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016 (Unaudited)

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Gripman Absolute Value Balanced Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on October 19-20, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Gripman Investment Advisors, LLC (the “Investment Advisor”) with respect to the Gripman Absolute Value Balanced Fund series of the Trust (the “Fund”) for an initial two-year term. In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund and their compensation structure; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; and reports comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds (the “Peer Group”) selected by Morningstar, Inc. from its Moderate Allocation fund universe (the “Expense Universe”). In addition, the Board received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed Advisory Agreement, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund. The Trustees observed that the Investment Advisor was a new investment advisory firm and had no relevant prior performance information. The Trustees considered, however, the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. In addition, the Trustees considered the overall quality of the organization, and the compliance structure, of the Investment Advisor. Based on their review, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the proposed investment advisory fee and estimated total expenses of the Fund. With respect to the advisory fee proposed to be paid by the Fund, the meeting materials indicated that the annual advisory fee (gross of fee waivers) was the same as the median advisory fee of the funds in the Peer Group, but above the median fees of the Expense Universe by 0.08%. The Trustees noted that the Investment Advisor does not manage any other client assets so they could not compare the Fund’s proposed advisory fee with the fees charged by the Investment Advisor to other clients.

Gripman Absolute Value Balanced Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In considering the estimated total expenses to be paid by the Fund, the meeting materials indicated that the Fund’s proposed annual total expense ratio (net of fee waivers) was above the Peer Group median and the Expense Universe median by 0.10% and 0.17%, respectively. The Board noted, however, that the estimated average net assets of the Fund in its first year of operations were significantly lower than the average net assets of funds in the Expense Universe.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations taking into account estimated assets of $25 million. The Board observed that the Investment Advisor anticipated waiving a significant portion of its advisory fee and did not anticipate earning any profits with respect to the Fund during that year. The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than advisory fees paid to the Investment Advisor) would include any research provided by broker-dealers executing transactions on behalf of the Fund and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although the advisory agreement did not provide for fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and accordingly, approved the Advisory Agreement.

Gripman Absolute Value Balanced Fund
EXPENSE EXAMPLES
For the Periods Ended March 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

The Actual Performance example of the Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 30, 2015* to March 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gripman Absolute Value Balanced Fund
EXPENSE EXAMPLES - Continued
For the Periods Ended March 31, 2016 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	11/30/15*	3/31/16	11/30/15* - 3/31/16
Actual Performance**	$1,000.00	$1,019.20	$4.24
	10/1/15	3/31/16	10/1/15 – 3/31/16
Hypothetical (5% annual return before expenses)^	1,000.00	1,018.75	6.31

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 123/366 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Gripman Absolute Value Balanced Fund
A series of Investment Managers Series Trust II

Investment Advisor
Gripman Investment Advisors
100 E. Campus View Blvd, Suite 250 PMB 108784
Columbus, Ohio 43235

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

 Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Gripman Absolute Value Balanced Fund	GAVBX	46141T 794

Privacy Principles of the Gripman Absolute Value Balanced Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Gripman Absolute Value Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 332-3220, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 332-3220, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 332-3220. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Gripman Absolute Value Balanced Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (844) 332-3220

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Investment Managers Series Trust II

By (Signature and Title):	/s/ Terrance Gallagher
Terrance Gallagher, President

Date:	8/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Terrance Gallagher
Terrance Gallagher, President

Date:	8/4/16

By (Signature and Title):	/s/ Rita Dam
Rita Dam, Treasurer

Date:	8/4/16